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Scudder Variable Series II


Scudder Technology Growth Portfolio



Supplement to the currently effective prospectuses



The following replaces "The portfolio managers" section of the prospectuses.

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings

The following people handle the day-to-day management of the portfolio:

Ian Link, CFA                                            Kelly P. Davis
Managing Director of Deutsche Asset Management           Vice President of Deutsche Asset Management and
and Lead Manager of the portfolio.                       Portfolio Manager of the portfolio.
  o Joined Deutsche Asset Management and the                o Global sector analyst for technology sector: New
    portfolio in 2004.                                        York.
  o Head of Technology Global Sector Team.                  o Joined Deutsche Asset Management in 2003, after
  o Prior to joining Deutsche Asset Management,               eight years of experience with semiconductors, as
    had 14 years of experience as senior vice president,      associate analyst in Equities Research with Credit
    fund manager, head of communications and                  Suisse First Boston, team leader in applications
    technology teams and equity analyst for Franklin          engineering at Advanced Micro Devices, and in
    Templeton Investments.                                    technical roles at Interactive Silicon, Motorola,
  o BA, University of California, Davis; MBA, University      Inc. and Tellabs Operations, Inc. Joined the
    of California, Berkeley.                                  portfolio in 2005.
                                                            o BS, Purdue University; MBA, University of
                                                              California, Berkeley.

                                                         Brian S. Peters, CFA
                                                         Vice President of Deutsche Asset Management and
                                                         Portfolio Manager of the portfolio.
                                                            o Global sector analyst for technology sector: New
                                                              York.
                                                            o Joined Deutsche Asset Management in 1999 and the
                                                              portfolio in 2005.
                                                            o Prior to joining the portfolio, Portfolio Manager
                                                              for Global Equity and Global sector analyst for
                                                              Industrials.
                                                            o BA, University of Alabama, Birmingham.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.



               Please Retain This Supplement for Future Reference



May 31, 2005